Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is entered into as of October 16, 2015, by and between Catasys, Inc., a Delaware corporation (the “Company”) and __________. (the “Purchaser”).

WITNESSETH THAT:

WHEREAS, the Company desires to issue _________ shares of its common stock (the “Shares”), par value $0.0001 per share (the “Common Stock”), to Purchaser; and

WHEREAS, Purchaser desires to purchase from the Company the Shares on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Issuance and Acquisition of the Shares.

a.

Purchase Price. Subject to the terms and conditions of this Agreement, the Company agrees to issue to the Purchaser and the Purchaser agrees to acquire from the Company the Shares, at an aggregate purchase price of $__________.

b.

Closing. On the date hereof and subject to the terms and conditions of this Agreement, the Company shall issue and deliver to the Purchaser and the Purchaser shall purchase, for the purchase price set forth in Section 1.(a) hereof, the Shares (the “Closing”). The purchase price shall be paid in immediately available funds by wire transfer to the bank account of the Company.

2.	Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

a.

Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in each other jurisdiction in which the nature and the character of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, operations, condition (financial or otherwise) of the Company.

b.

Power and Authority. The Company has the power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by the Company and its Board of Directors. This Agreement has been, and each of the other agreements, documents and instruments to be executed and delivered by the Company will be at the Closing, duly executed and delivered by, and constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to creditors’ rights or by the application of equitable principles when equitable remedies are sought.

c.

Issuance of the Securities. The Shares to be issued hereunder are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

3.     Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

a.

Reliance on Exemptions. The Purchaser understands that the Shares are being issued and sold hereby in reliance upon specific exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of the Purchaser contained in this Agreement in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

b.	Accredited Investor Status. The Purchaser is an “Accredited Investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

c.

Experience and Suitability. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

d.

Investment Purpose. The Purchaser is acquiring the Shares for his or her own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares. The Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any state, and the Purchaser hereby agrees not to make any sale, transfer or other disposition of any such Shares unless either (i) the Shares first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available.

e.

Legends. The Purchaser understands that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such Shares shall bear a legend substantially similar to the following:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law and they may not be sold or otherwise transferred by any person, unless (1) either (a) a registration statement with respect to such securities shall be effective under the Act or (b) the company shall have received an opinion of counsel satisfactory to the company than an exemption from registration under such Act is then available and (2) there shall have been compliance with all applicable securities laws.”

f.

Authority and Non-contravention. The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which the Purchaser is bound. If an organization, (i) the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the Purchaser has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the Purchaser is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization.

4.     Miscellaneous.

a.     Prior Agreements; Amendments.      This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement shall not be amended except by a writing signed by both parties or their respective successors or assigns.

b.	Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

c.

Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.

d.

Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

e.

Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

f.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

g.

Counterparts. This Agreement may be executed in one or more counterparts and by transmission of a facsimile or digital image containing the signature of an authorized person, each of which shall be deemed and accepted as an original, and all of which together shall constitute a single instrument. Each party represents and warrants that the person executing on behalf of such party has been duly authorized to execute this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Company and the Purchaser on the date first written above.

* * * * * * * * *

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

COMPANY:

Catasys, inc.

________________________________

By: ____________________________

Name:  Susan Etzel

Title:    Chief Financial Officer

PURCHASER:

________________________________

_______________________________

By: ____________________________

Name:

Title:

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